UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2011

RSC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 16, 2011, United Rentals, Inc., a Delaware corporation (“Purchaser”), and RSC Holdings Inc., a Delaware corporation (the “Company”), announced that they entered into a definitive merger agreement, dated December 15, 2011, providing for the acquisition of the Company by Purchaser in a cash-and-stock transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 16, 2011, the Company held an all employee call to provide information regarding the merger agreement.  A copy of the script of the all employee call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On December 16, 2011, the Company issued a communication to its employees to provide information regarding the merger agreement.  A copy of the communication is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  These statements, as they relate to Purchaser or the Company, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  Purchaser and the Company undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA.  Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Purchaser and the Company have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) Purchaser and the Company may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Purchaser and the Company; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Purchaser and the Company.  Neither Purchaser nor the Company gives any assurance that either Purchaser or the Company will achieve its expectations and neither Purchaser nor the Company assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Purchaser and

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the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC.  All forward-looking statements included in this document are based upon information available to Purchaser and the Company on the date hereof, and neither Purchaser nor the Company assumes any obligation to update or revise any such forward-looking statements.

Important Additional Information Will Be Filed with the SEC:

This press release relates to a proposed transaction between Purchaser and the Company, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by Purchaser.  This press release is not a substitute for the registration statement and joint proxy statement/prospectus that Purchaser will file with the SEC or any other documents that they may file with the SEC or send to stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Purchaser and the Company, at the SEC’s website at http://www.sec.gov.  You will also be able to obtain these documents, free of charge, when filed, by directing a request by mail or telephone to RSC Holdings Inc., Attn: Investor Relations, 6929 E. Greenway Parkway, Suite 200, Scottsdale, AZ 85254, telephone: (480) 281-6956, or from RSC’s website, www.RSCrentals.com.

Participants in Solicitation

Purchaser, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Purchaser and the Company in connection with the proposed transaction.  Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement filed with the SEC on March 16, 2011.  Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Exhibit
99.1	Joint Press Release, dated December 16, 2011, announcing entry by RSC Holdings Inc. into a merger agreement, dated December 15, 2011, with United Rentals, Inc.
99.2	Script of the All Employee Call, held on December 16, 2011, relating to the merger agreement.
99.3	Communication to RSC Holdings Inc. Employees, issued December 16, 2011, relating to the merger agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC HOLDINGS INC

By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: December 16, 2011

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Joint Press Release, dated December 16, 2011, announcing entry by RSC Holdings Inc. into a merger agreement, dated December 15, 2011, with United Rentals, Inc.
99.2	Script of the All Employee Call, held on December 16, 2011, relating to the merger agreement.
99.3	Communication to RSC Holdings Inc. Employees, issued December 16, 2011, relating to the merger agreement.

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